Exhibit 10.1

AMENDMENT TO AMENDED AND RESTATED ASSET PURCHASE AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED ASSET PURCHASE AGREEMENT (this “Amendment”), is entered into as of August 24, 2018, by and among TheMaven, Inc., a Delaware corporation (“TheMaven”), Maven Coalition, Inc., a Nevada corporation and a wholly-owned subsidiary of TheMaven (“Purchaser”), and Say Media, Inc., a Delaware corporation (“Seller”). TheMaven, Purchaser and Seller are each, individually, a “Party” or, collectively, the “Parties.” Capitalized terms used but not otherwise defined herein will have the same meanings ascribed to such terms in the Asset Purchase Agreement.

RECITALS

WHEREAS, the Parties entered into that certain Asset Purchase Agreement, dated as of August 2, 2018, by and among the Parties (the “Original Asset Purchase Agreement”);

WHEREAS, the Parties amended and restated the Original Asset Purchase Agreement by entering into that certain Amended and Restated Asset Purchase Agreement, dated as of August 4, 2018 (the “Asset Purchase Agreement”);

WHEREAS, the Parties desire, solely on the terms and subject to the conditions set forth herein, to further amend certain terms and conditions of the Asset Purchase Agreement pursuant to Section 7.12 of the Asset Purchase Agreement; and

WHEREAS, except for the terms and conditions of the Asset Purchase Agreement specifically amended herein, the remaining terms and conditions of the Asset Purchase Agreement remain in full force and effect.

NOW, THEREFORE, in consideration of the premises and the respective covenants, agreements and conditions contained herein, the parties hereto agree as follows:

1.	Amendment Payments. On the date hereof, TheMaven shall pay to each of the respective recipients thereof as set forth on Schedule 1 hereto the payments set forth on Schedule 1 hereto (the “Amendment Payments”).

2.	Final Forms of Ancillary Documents. The Parties acknowledge and agree that:

a.	Attached as Exhibit A hereto is the final form of the certificate contemplated by Section 2.3(c) of the Asset Purchase Agreement;

b.	Attached as Exhibit B hereto is the final form of the certificate contemplated by Section 2.3(d) of the Asset Purchase Agreement;

c.	Attached as Exhibit C hereto is the final form of the certificate contemplated by Section 2.4(d) of the Asset Purchase Agreement;

d.	Attached as Exhibit D hereto is the final form of the certificate contemplated by Section 2.4(o) of the Asset Purchase Agreement, as amended hereby;

e.	Attached as Exhibit E hereto is the final form of the Bill of Sale;

f.	Attached as Exhibit F hereto is the final form of the Assignment and Assumption Agreement;

g.	Attached as Exhibit G hereto is the final form of the IP Assignment Agreement;

h.	The form of security agreement attached as Exhibit H-1 hereto and the form of subordination agreement attached as Exhibit H-2 hereto collectively constitute the final form of the Security Agreement; and the form of promissory note attached as Exhibit H-3 hereto is the final form of the Promissory Note;

i.	Attached as Exhibit I hereto is the final form of the certificate contemplated by Section 2.5(i) of the Asset Purchase Agreement;

j.	Attached as Exhibit J hereto are the final forms of the sole UCC termination statements contemplated by Section 2.5(j) of the Asset Purchase Agreement; and

k.	Attached as Exhibit K hereto is the final form of the instrument of transfer contemplated by Section 2.5(k) of the Asset Purchase Agreement.

3.	Contingent Amendment of Asset Purchase Agreement. On condition, and solely to the extent, that TheMaven pays the Amendment Payments to the respective recipients thereof as set forth on Schedule 1 hereto on the date hereof, the Asset Purchase Agreement shall be amended as follows with effect from such time as the Amendment Payments are received by such recipients:

a.	Intercreditor Agreement. Sections 2.5(e) and 2.6(e) of the Asset Purchase Agreement are each hereby deleted and replaced in their entirety with the following:

“[Reserved]”

b.	Key Personnel.

i.	The definition of “Key Personnel” set forth in Exhibit A to Asset Purchase Agreement shall be deleted and replaced in its entirety by the following:

““Key Personnel” shall mean Benjamin Trott.”

ii.	Section 2.4(i) of the Asset Purchase Agreement shall be deleted and replaced in its entirety by the following:

“(i) (x) Each of Benjamin Trott, Michelle Panzer, Nick Sanchez and Antoine Imbert shall have agreed to continue their employment as an employee of the Purchaser with no less than substantially the same salary and benefits as under their current employment with Seller; and (y) Benjamin Trott shall have agreed to enter into a non-competition and non-solicitation agreement applicable to the two (2) year period following the Closing Date;”

c.	Restrictive Covenant Agreement. The Asset Purchase Agreement shall be amended by adding the following new Section 2.4(p):

“(p) Matthew Sanchez shall have agreed to enter into a non-competition and non-solicitation agreement applicable to the two (2) year period following the Closing Date.”

d.	Non-Competition and Non-Solicitation Agreements. The Parties acknowledge and agree that the non-competition and non-solicitation agreements contemplated by Sections 2.4(i) and 2.4(p) of the Asset Purchase Agreement, to the extent the Asset Purchase Agreement is amended hereby, shall contain non-competition and non-solicitation covenants in substantially the form attached hereto as Exhibit L, mutatis mutandis.

e.	End Date. The reference to the date “August 20, 2018” in Section 7.1(b) of the Asset Purchase Agreement shall be deemed to refer to the date “September 10, 2018”.

f.	Conditions to the Obligations of TheMaven and Purchaser. The Asset Purchase Agreement shall be amended by adding the following new Section 2.4(o):

“(o) (i) The representations and warranties of Seller set forth in Sections 3.1, 3.2 and 3.14 shall be true and correct in all material respects as of the Closing Date, except for representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such date; and (ii) TheMaven shall have received from the Chief Executive Officer of the Company a certificate certifying that the condition set forth in the foregoing clause (i) has been satisfied; and”

4.	Participating Stockholders. Exhibit C to the Asset Purchase Agreement is hereby deleted and replaced in its entirety by Exhibit M hereto.

5.	Severance Payments. For all purposes under Section 6.8(b) of the Asset Purchase Agreement, TheMaven and Purchaser acknowledge and agree that Purchaser shall be responsible for all severance pay and benefits payable to any Seller Service Provider who is not an Offered Service Provider.

6.	Bring-Down Certification. Seller hereby certifies to TheMaven and Purchaser as follows:

a.	The representations and warranties of Seller set forth in Section 3 of the Asset Purchase Agreement are true and correct in all material respects as of the date hereof, except for representations and warranties made as of a specified date, which are true and correct in all material respects as of such date.

b.	Seller has performed or complied with, in all material respects, its agreements and covenants required to be performed or complied with under the Asset Purchase Agreement prior to the Closing.

7.	Satisfaction by Seller of Certain Closing Conditions. From and after the date hereof, Seller shall irrevocably be deemed to have satisfied in full each condition set forth in Sections 2.2 and 2.4 of the Asset Purchase Agreement (including any such condition that by its terms or nature is to be satisfied at the Closing and was capable of being satisfied if the Closing Date were the date hereof), in each case, solely to the extent that such condition was satisfied as of the date hereof (including any such condition that by its terms or nature is to be satisfied at the Closing and was capable of being satisfied if the Closing Date were the date hereof). For the avoidance of doubt, the preceding sentence shall not apply to Sections 2.4(i), 2.4(o) and 2.4(p) of the Asset Purchase Agreement.

8.	Contingent Negotiation of Merger Agreement. On condition, and solely to the extent, that TheMaven pays the Amendment Payments to the respective recipients thereof as set forth on Schedule 1 on or prior to the date hereof, each of the Parties agrees to use commercially reasonable efforts to negotiate in good faith a merger agreement, in accordance with the principles set forth on Exhibit N and, to the extent the Parties enter into such a definitive merger agreement, each of the Parties further agrees to use commercially reasonable efforts to consummate in good faith the transactions contemplated by such definitive merger agreement, and to the extent necessary, one or more other definitive agreements with respect to such matters as are set forth in Exhibit N; provided, however, that (x) the Parties shall be under no obligation to enter into any such merger agreement and/or such definitive agreements and (y) in the event any such merger agreement and/or such definitive agreements are not executed and delivered by the Parties prior to the valid termination of the Asset Purchase Agreement pursuant to Section 7.1 of the Asset Purchase Agreement or the Closing, as applicable, the Asset Purchase Agreement, as amended hereby, shall be shall be binding on the Parties, and shall govern with respect to the matters set forth herein and therein.

9.	Certain Payments. Until the earlier of (x) the valid termination of the Asset Purchase Agreement pursuant to Section 7.1 of the Asset Purchase Agreement and (y) the Closing, TheMaven shall from time to time advance to Seller the Liabilities of Seller arising in the ordinary course of business, consistent with past practices, from and after July 31, 2018 through to and including the Closing pursuant to one or more promissory notes in the form of Exhibit O hereto, which promissory notes the Parties acknowledge and agree shall be Seller Promissory Notes. For the avoidance of doubt, it is the intention of the Parties that the payments contemplated by the foregoing sentence be made in such amounts and in such frequency as is from time to time necessary to prevent any such Liabilities from becoming overdue.

10.	Definitions. Unless the context otherwise requires, the capitalized terms used in this Amendment shall have the meanings set forth in the Asset Purchase Agreement. Each reference to the term “Agreement” in the Asset Purchase Agreement shall be deemed to refer to the Asset Purchase Agreement, as amended hereby.

11.	Construction. Sections 7.5 through 7.15 and Section 7.17 of the Asset Purchase Agreement are incorporated herein by reference, mutatis mutandis.

12.	Continuing Effect of the Asset Purchase Agreement. This Amendment shall not constitute an amendment of any other provision of the Asset Purchase Agreement not expressly amended herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, TheMaven, Purchaser and Seller have caused this Amendment to be executed as of the date first written above.

TheMaven, INC.

By:	/s/ James C. Heckman
Name: James C. Heckman
Title: Chief Executive Officer

MAVEN COALITION, INC.

By:	/s/ James C. Heckman
Name: James C. Heckman
Title: Chief Executive Officer

SAY MEDIA, INC.

By:	/s/ Matt Sanchez
Name: Matt Sanchez
Title: Chief Executive Officer